Exhibit 10.(b)

AMENDMENT XXVI

Effective [June 1, 2006]

Amendment XXVI to the Automatic Reinsurance Agreement, effective April 1, 1984, between ReliaStar Life Insurance Company (Reinsurer) and ReliaStar Life Insurance Company of New York (Company).

It is hereby agreed that effective on and after [June 1, 2006] the Reinsurance Agreement shall be amended as follows:

1.	Exhibit II, Part 6 of the Agreement is amended to include new rates for TermSmart 10, 15, 20 & 30 year products issued with the following plan codes [TSM10X, TSM15X, TSM20X, TSM30X].

Except as herein specified, all the terms and conditions of the Reinsurance Agreement shall apply, and this Amendment is to be added to and made part of the aforesaid Agreement.

In witness of the above, ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York have by their respective officers executed and delivered this Amendment XXVI in duplicate on the dates indicated below, with an Effective Date of [June 1, 2006]

RELIASTAR LIFE INSURANCE COMPANY		RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By:	/s/ Richard Lau	By:	/s/ Richard Lau
	Richard Lau		Richard Lau
Title:	Vice President & Actuary	Title:	Vice President & Actuary

Date:	7-10-06	Date:	7-10-06
Attest:	/s/ Mary Broesch	Attest:	/s/ Mary Broesch
	Mary Broesch		Mary Broesch
Title:	Vice President & Actuary	Title:	Vice President & Actuary

Date:	July 10, 2006	Date:	7-10-06

EXHIBIT II – PART 6

Reinsurance Rates – TermSmart

Effective November 1, 2005 through [May 30, 2006] the reinsurance premiums for the TermSmart 10, 15, 20 and 30 year products with plan codes TSM109, TSM159, TSM209, TSM309, are the following percentages of the 1975-1980 Select and Ultimate Mortality Table, Age Nearest Birthday basis, attached to this Exhibit II, Part 6. First year premiums are zero.

Super Preferred Non-tobacco	29.5%
Preferred Non-Tobacco	36%
Standard Non-Tobacco	51%
Preferred Tobacco	93%
Standard Tobacco	125%

Effective on and after [June 1, 2006] the reinsurance premiums for the TermSmart 10, 15, 20 and 30 year products with plan codes [TSM10X, TSM15X, TSM20X, TSM30X] are the following percentages of the 1975-1980 Select and Ultimate Mortality Table, Age Nearest Birthday basis, attached to this Exhibit II, Part 6. First year premiums are zero.

Super Preferred Non-tobacco	29.5%
Preferred Non-Tobacco	36%
Select Non-Tobacco	46%
Standard Non-Tobacco	53%
Preferred Tobacco	93%
Standard Tobacco	125%